UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2016 (May 12, 2016)

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Transocean Ltd. (the "Company") held its Annual General Meeting of Shareholders on May 12, 2016, in Zug, Switzerland. The shareholders took action on the following matters at the 2016 Annual General Meeting:

1.    Proposal regarding the approval of the 2015 Annual Report, including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2015 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2015.

For	Against	Abstain
243,275,051	2,850,177	2,504,032

This item was approved.

2.    Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2015.

For	Against	Abstain	Broker Non-Votes
153,298,809	5,729,729	978,447	88,622,275

This item was approved.

3.    Proposal regarding appropriation of the accumulated loss for Fiscal Year 2015.

For	Against	Abstain
237,519,631	7,048,676	4,060,553

This item was approved.

4.    Proposal regarding the renewal of authorized share capital.

For	Against	Abstain
236,521,900	8,693,869	3,413,091

This item was approved.

5.    Proposals regarding the re-election of eleven directors for a term extending until completion of the next annual general meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	153,008,643	6,281,894	716,048	88,622,275
Vanessa C.L. Chang	156,284,354	3,009,175	712,456	88,622,275
Frederico C. Curado	152,364,721	6,916,210	725,054	88,622,275
Chadwick C. Deaton	156,357,833	2,925,992	722,160	88,622,275
Vincent J. Intrieri	148,036,033	11,257,268	712,684	88,622,275
Martin B. McNamara	155,162,829	4,150,414	692,742	88,622,275
Samuel J. Merksamer	146,756,377	12,545,921	703,687	88,622,275
Merrill A. "Pete" Miller, Jr.	153,082,822	3,795,349	3,127,814	88,622,275
Edward R. Muller	156,504,327	2,797,896	703,762	88,622,275
Tan Ek Kia	154,571,920	4,720,202	713,863	88,622,275
Jeremy D. Thigpen	157,109,440	2,204,642	691,903	88,622,275

Each of the eleven persons listed above were duly reelected as a director of the Company to hold office until the completion of the 2017 Annual General Meeting of Shareholders.

6.    Proposal regarding the election of the Chairman of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chairman Nominee	For	Against	Abstain	Broker Non-Votes
Merrill A. "Pete" Miller, Jr.	153,561,344	3,321,986	3,122,655	88,622,275

Merrill A. "Pete" Miller, Jr. was elected Chairman of the Board of Directors of the Company to hold office until the completion of the 2017 Annual General Meeting of Shareholders.

7.    Proposal regarding the election of the members of the Compensation Committee, each for a term extending until the completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Frederico C. Curado	145,610,206	13,604,075	791,704	88,622,275
Vincent J. Intrieri	147,839,539	11,358,499	807,947	88,622,275
Martin B. McNamara	147,278,596	11,921,294	806,095	88,622,275
Tan Ek Kia	147,407,452	11,795,302	803,231	88,622,275

Each of the four persons listed above were duly elected to serve as a member of the Compensation Committee of the Company to hold office until completion of the 2017 Annual General Meeting of Shareholders.

8.     Proposal regarding the reelection of Schweiger Advokatur / Notariat as the Company's independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
157,708,734	1,539,406	757,845

This item was approved.

9.    Proposal regarding the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2016 and reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a further one-year term.

For	Against	Abstain
243,765,337	3,435,359	1,427,564

This item was approved.

10.    Proposal regarding the advisory vote to approve Named Executive Officer compensation for Fiscal Year 2015.

For	Against	Abstain	Broker Non-Votes
139,871,484	19,141,124	993,377	88,622,275

This item was approved.

11.    (a) Proposal regarding ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
153,773,787	4,634,258	1,597,940	88,622,275

This item was approved.

11.    (b) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2017.

For	Against	Abstain	Broker Non-Votes
144,956,306	13,999,028	1,050,651	88,622,275

This item was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 13, 2016	By	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person